LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED NOVEMBER 7, 2012

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2011 OF

WESTERN ASSET GOVERNMENT RESERVES

CLASS I SHARES

Effective December 10, 2012, Class I of Western Asset Government Reserves will be terminated. All Class I shares of the fund outstanding on that date will be redeemed as of the close of business on that day in liquidation of the class. Holders of Class I shares will receive redemption proceeds in cash in an amount equal to the net asset value of their shares plus any dividends accrued through December 10, 2012. The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event; however, you will not have any gain or loss on the redemption so long as the fund maintains a $1.00 share price. Prior to final liquidation of Class I, the fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the fund’s prospectus and statement of additional information.

Current holders of Class I shares of the fund may continue to make additional purchases until December 5, 2012. Class I shares of the fund may be exchanged or redeemed at any time prior to December 10, 2012, in accordance with the fund’s normal exchange and redemption procedures.

Prior to September 1, 2012, Western Asset Government Reserves was known as Western Asset Government Money Market Fund.

The last sentence of the legend on the cover of Western Asset Government Reserves Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011, as supplemented on May 31, 2012, July 20, 2012, August 31, 2012 and November 7, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012, August 31, 2012 and November 7, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015114